===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                            RadioShack Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                            RadioShack Corporation
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                             (Letter to Analysts)


Dear Analyst,

We would greatly appreciate your passing this letter along to the appropriate person and/or group that votes your proxy.

By now your proxy group should have received our 2001 Proxy Statement and voting card in the mail. I urge your proxy group to review this Proxy and vote in favor of both proposed items--Item No.1, the election of 12 directors of the company
- and Item No. 2, RadioShack 2001 Incentive Stock Plan. Our Board of Directors unanimously recommends an approval vote for both of these proposals listed in the Proxy Statement.

The proposed 2001 Incentive Stock Plan will help RadioShack in attracting and retaining the best store managers and employees in retail. Management believes that an equity stake in the Company is a strong incentive for talented individuals to stay with RadioShack...to help our company grow...and to continue to add shareholder value.

Since equity-based incentive compensation for store managers was instituted in 1997,

     . Voluntary store manager turnover has dropped on an annual basis from 12% in 1996 to 5% in 2000.

     . This reduced turnover was a key contributor to the Company achieving same store sales gains of 7%, 12%, and 11% for the years ending 1998, 1999 and 2000...and to the Company experiencing EPS growth of over 20% in each of these three years.

The 2001 Incentive Stock Plan allows us to continue with what is a very broad-based stock option program--over 55% of options will be granted to retail field management and non-officers.

I urge you to support the Company and vote in favor of Items No. 1 and No. 2.

If we can provide any further information regarding this matter, please do not hesitate to call Loren Jensen at 817-415-3730.

Sincerely,


Leonard H. Roberts
Chairman and Chief Executive Officer
RadioShack Corporation